Exhibit 10.5

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT is dated as of June 19, 2014 and entered into by COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH (“Rabobank”), in its capacity as collateral agent for the Committed Lenders (as defined below), including its successors and assigns from time to time (in such capacity, the “Committed Collateral Agent”), and Rabobank, in its capacity as collateral agent for the Uncommitted Lenders (as defined below), including its successors and assigns from time to time (in such capacity, the “Uncommitted Collateral Agent”).

RECITALS

A.           Empire Resources, Inc., a Delaware corporation (the “Company”), the several Lenders from time to time parties thereto and Rabobank, as Agent (in such capacity, the “Committed Agent”), have entered into an Amended and Restated Credit Agreement dated as of the date hereof providing for a revolving credit facility (as amended, restated, supplemented, modified, replaced or refinanced from time to time, the “Committed Credit Agreement”);

B.           The obligations of the Company under the Committed Credit Agreement will be secured by liens on substantially all the assets of the Company in favor of the Committed Collateral Agent, pursuant to the terms of the Committed Credit Agreement Collateral Documents (as hereinafter defined);

C.           The Company, the several Lenders from time to time parties thereto and Rabobank, as Agent (in such capacity, the “Uncommitted Agent”), have entered into a Credit Agreement dated as of the date hereof providing for an uncommitted revolving credit facility (as amended, restated, supplemented, modified, replaced or refinanced from time to time, the “Uncommitted Credit Agreement”);

D.           The obligations of the Company under the Uncommitted Credit Agreement will be secured by liens on substantially all the assets of the Company in favor of the Uncommitted Collateral Agent, pursuant to the terms of the Uncommitted Credit Agreement Collateral Documents (as hereinafter defined);

E.           The Committed Collateral Agent and the Uncommitted Collateral Agent are entering into this Agreement in order to (1) subordinate the liens of the Uncommitted Collateral Agent granted pursuant to the Uncommitted Credit Agreement Collateral Documents to the liens of the Committed Collateral Agent over the Committed Credit Agreement Priority Collateral (as defined below) pursuant to the Committed Credit Agreement Collateral Documents, upon the terms and subject to the conditions set forth in this Agreement; and (2) subordinate the liens of the Committed Collateral Agent granted pursuant to the Committed Credit Agreement Collateral Documents to the liens of the Uncommitted Collateral Agent over the Uncommitted Credit Agreement Priority Collateral (as defined below) pursuant to the Uncommitted Credit Agreement Collateral Documents;

F.           Each of the Committed Collateral Agent and the Uncommitted Collateral Agent is entering into this Agreement to set forth the respective rights and remedies of the Committed Credit Agreement Claimholders (as hereinafter defined), on the one hand, and the Uncommitted Credit Agreement Claimholders (as hereinafter defined), on the other hand, with respect to the Committed Credit Agreement Priority Collateral and Uncommitted Credit Agreement Priority Collateral; and

It is a condition to the obligation of the Committed Lenders to make revolving loans under the Committed Credit Agreement and a requirement under the Uncommitted Credit Agreement that the Committed Collateral Agent and the Uncommitted Collateral Agent shall have executed and delivered this Agreement.

AGREEMENT

In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Definitions.

1.1           Defined Terms.

As used in this Agreement, the following terms shall have the meanings set forth in this Section:

“Advance Letter of Credit” means any commercial letter of credit the issuance of which has been irrevocably requested by the Company for the purpose of securing the purchase price of inventory which, upon issuance of such letter of credit, will qualify as Eligible Inventory Ordered Under L/C (as defined in the Committed Credit Agreement or Uncommitted Credit Agreement, as applicable).

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, a Person shall be deemed to “control” or be “controlled by” a Person if such Person possesses, directly or indirectly, power to direct or cause the direction of the management or policies of such Person whether through ownership of equity interests, by contract or otherwise.

“Agreement” means this Intercreditor Agreement, as amended, restated, renewed, extended, supplemented or otherwise modified from time to time.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

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“Borrowing Base Certificate” has the respective meaning assigned to that term in the Committed Credit Agreement or the Uncommitted Credit Agreement, as applicable.

“Borrowing Base Deficiency” means, with respect to the Committed Credit Agreement or the Uncommitted Credit Agreement, at any time that the aggregate Credit Exposure (as defined in the Committed Credit Agreement or the Uncommitted Credit Agreement, as the case may be) exceeds the applicable Borrowing Base (as defined in the Committed Credit Agreement or the Uncommitted Credit Agreement, as the case may be) as set forth on a Borrowing Base Certificate (or an Interim Borrowing Base Certificate) delivered by the Company to the Committed Agent or the Uncommitted Agent, as the case may be.

“Borrowing Base Deficiency Amount” means, with respect to the Committed Credit Agreement or the Uncommitted Credit Agreement, at any time there exists a Borrowing Base Deficiency, the excess of the applicable Credit Exposure (as defined in the Committed Credit Agreement or the Uncommitted Credit Agreement, as the case may be) at such time over the applicable Borrowing Base (as defined in the Committed Credit Agreement or the Uncommitted Credit Agreement, as the case may be) as set forth in the Borrowing Base Certificate (or Interim Borrowing Base Certificate) delivered by the Company to the Committed Agent or the Uncommitted Agent, as the case may be, used in determining the existence of such Borrowing Base Deficiency.

“Borrowing Base Discrepancy Notice” has the meaning assigned to such term in Section 2.3(a)(i).

“Borrowing Base Excess” means, with respect to the Committed Credit Agreement or the Uncommitted Credit Agreement, at any time that the applicable Borrowing Base (as defined in the Committed Credit Agreement or the Uncommitted Credit Agreement, as the case may be) exceeds the aggregate Credit Exposure (as defined in the Committed Credit Agreement or the Uncommitted Credit Agreement, as the case may be) as set forth on a Borrowing Base Certificate (or an Interim Borrowing Base Certificate) delivered by the Company to the Committed Agent or the Uncommitted Agent, as the case may be.

“Borrowing Base Excess Amount” means, with respect to the Committed Credit Agreement or the Uncommitted Credit Agreement, at any time there exists a Borrowing Base Excess, the excess of the applicable Borrowing Base (as defined in the Committed Credit Agreement or the Uncommitted Credit Agreement, as the case may be) at such time over the aggregate Credit Exposure (as defined in the Committed Credit Agreement or the Uncommitted Credit Agreement, as the case may be) as set forth in the Borrowing Base Certificate (or Interim Borrowing Base Certificate) delivered by the Company to the Committed Agent or the Uncommitted Agent, as the case may be, used in determining the existence of such Borrowing Base Excess.

“Business Day” means any day on which commercial banks are not authorized or required to close in New York City.

“Collateral” means, collectively, the Committed Collateral and the Uncommitted Collateral.

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“Committed Collateral” means “Collateral” as such term is defined in the Security Agreement (as defined in the Committed Credit Agreement).

“Committed Collateral Agent” has the meaning assigned to that term in the Recitals to this Agreement.

“Committed Credit Agreement” has the meaning assigned to that term in the Recitals to this Agreement.

“Committed Credit Agreement Claimholders” means, at any relevant time, the holders of Committed Credit Agreement Obligations at that time, including the Committed Lenders and the agents under the Committed Loan Documents.

“Committed Credit Agreement Collateral Account” means the “Collateral Account”, as defined in the Committed Credit Agreement.

“Committed Credit Agreement Collateral Documents” means the Security Documents (as defined in the Committed Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Committed Credit Agreement Obligations or under which rights or remedies with respect to such Liens are governed and any Guaranty of any Committed Credit Agreement Obligations.

“Committed Credit Agreement Priority Collateral” means, as of any day of determination, (a) all of the assets and property of the Company set forth on the Borrowing Base Certificate (or Interim Borrowing Base Certificate) delivered pursuant to Section 8.01(d) of the Committed Credit Agreement as of such day (or, if such day is not a day on which a Borrowing Base Certificate is to be delivered pursuant to Section 8.01(d) of the Committed Credit Agreement (or not a day on which an Interim Borrowing Base Certificate is delivered pursuant to Section 8.01(d) of the Committed Credit Agreement), the Borrowing Base Certificate (or Interim Borrowing Base Certificate) most recently delivered pursuant to Section 8.01(d) of the Committed Credit Agreement), as such assets and property may be adjusted pursuant to Section 2.3, (b) the Committed Credit Agreement Collateral Account and all funds therein and all amounts credited thereto, (c) the JPM Account and all funds therein and all amounts credited thereto, (d) the Advance Letters of Credit issued under the Committed Credit Agreement and (e) all proceeds of the foregoing. If any new Borrowing Base Certificate (or Interim Borrowing Base Certificate) delivered pursuant to the Committed Credit Agreement shows a deficiency and if the reason for such deficiency is in whole or in part that the Company has violated Section 8.27 of the Committed Credit Agreement or because assets set forth on the Borrowing Base Certificate (or Interim Borrowing Base Certificate) previously delivered became ineligible, then the improperly removed assets or the ineligible assets shall continue to be Committed Credit Agreement Priority Collateral until the next Borrowing Base Certificate is delivered pursuant to the Committed Credit Agreement showing an excess.

“Committed Credit Agreement Obligations” means, all Obligations outstanding under the Committed Credit Agreement and the other Committed Loan Documents, including, without limitation, all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Committed Loan Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

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“Committed Lenders” means the “Banks” under and as defined in the Committed Loan Documents.

“Committed Loan Documents” means the Committed Credit Agreement and the Basic Documents (as defined in the Committed Credit Agreement), and each of the other agreements, documents and instruments providing for or evidencing any other Committed Credit Agreement Obligation, and any other document or instrument executed or delivered at any time in connection with any Committed Credit Agreement Obligations, including any intercreditor or joinder agreement among holders of Committed Credit Agreement Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.

“Common Collateral” means all Collateral that is not Committed Credit Agreement Priority Collateral or Uncommitted Credit Agreement Priority Collateral.

“Company” has the meaning assigned to that term in the Recitals to this Agreement.

“DIP Financing” has the meaning assigned to that term in Section 6.1.

“Discharge of Committed Credit Agreement Obligations” means, except to the extent otherwise expressly provided in Section 5.3:

(a)          payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding), on all Obligations outstanding under the Committed Loan Documents and constituting Committed Credit Agreement Obligations;

(b)          payment in full in cash of all other Committed Credit Agreement Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid;

(c)          termination or expiration of all commitments, if any, to extend credit that would constitute Committed Credit Agreement Obligations; and

(d)          termination or cash collateralization (in an amount and manner set forth in the Committed Credit Agreement) of all letters of credit issued under the Committed Loan Documents and constituting Committed Credit Agreement Obligations.

“Discharge of Uncommitted Credit Agreement Obligations” means, except to the extent otherwise expressly provided in Section 5.3:

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(a)          payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding), on all Obligations outstanding under the Uncommitted Loan Documents and constituting Uncommitted Credit Agreement Obligations;

(b)          payment in full in cash of all other Uncommitted Credit Agreement Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid;

(c)          termination or expiration of all obligations, if any, to extend credit that would constitute Uncommitted Credit Agreement Obligations; and

(d)          termination or cash collateralization (in an amount and manner set forth in the Uncommitted Credit Agreement) of all letters of credit issued under the Uncommitted Loan Documents and constituting Uncommitted Credit Agreement Obligations.

“Excess Committed Assets” has the meaning assigned to such term in Section 2.3(b)(ii).

“Excess Uncommitted Assets” has the meaning assigned to such term in Section 2.3(a)(ii).

“Exercise Date” has the meaning assigned to such term in Section 4.1(b).

“Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

“Indebtedness” means and includes all Obligations that constitute “Indebtedness” within the meaning of the Committed Credit Agreement or the Uncommitted Credit Agreement, as applicable.

“Insolvency or Liquidation Proceeding” means:

(a)          any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to the Company;

(b)          any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to the Company or with respect to a material portion of its assets;

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(c)          any liquidation, dissolution, reorganization or winding up of the Company whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or

(d)          any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company.

“Interim Borrowing Base Certificate” has the respective meaning assigned to that term in the Committed Credit Agreement or the Uncommitted Credit Agreement, as applicable.

“JPM Account” means account number 9102535458 maintained by the Company with JPMorgan Chase Bank, N.A.

“Lenders” means the Committed Lenders and the Uncommitted Lenders.

“Lien” means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust, UCC financing statement or other preferential arrangement having the practical effect of any of the foregoing.

“New Committed Credit Agreement Agent” has the meaning assigned to that term in Section 5.3(a).

“New Committed Credit Agreement Debt Notice” has the meaning assigned to that term in Section 5.3(a).

“New Uncommitted Credit Agreement Agent” has the meaning assigned to that term in Section 5.3(b).

“New Uncommitted Credit Agreement Debt Notice” has the meaning assigned to that term in Section 5.3(b).

“Obligations” means all Obligations (as defined in the Committed Credit Agreement or the Uncommitted Credit Agreement, as applicable) of the Company from time to time owed to any agent or trustee, the Committed Credit Agreement Claimholders, the Uncommitted Credit Agreement Claimholders or any of them or their respective Affiliates, in each case under the Committed Loan Documents, the Uncommitted Loan Documents, whether for principal, interest, fees, expenses, indemnification or otherwise and all guarantees of any of the foregoing.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

“Priority Collateral” means, the Committed Credit Agreement Priority Collateral or the Uncommitted Priority Collateral, as applicable.

“Recovery” has the meaning set forth in Section 6.5.

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“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such Indebtedness in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

“Required Committed Lenders” means Committed Lenders having 51% of the aggregate amount of the Revolving Loan Commitments (as defined in the Committed Credit Agreement) or, if the Revolving Loan Commitments have terminated, Committed Lenders holding at least 51% of the aggregate amount of the Credit Exposure (as defined in the Committed Credit Agreement). If at the time of the calculation of the Required Committed Lenders, (i) one or more Committed Lenders are also Uncommitted Lenders or (ii) one or more Defaulting Banks (as defined in the Committed Credit Agreement) exists, the Credit Exposure and unused Revolving Loan Commitments of each Committed Lender that is also an Uncommitted Lenders and each Defaulting Bank shall be excluded from both the numerator and denominator of the calculation.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

“Uncommitted Collateral Agent” has the meaning assigned to that term in the Recitals to this Agreement.

“Uncommitted Credit Agreement” has the meaning assigned to that term in the Recitals to this Agreement.

“Uncommitted Credit Agreement Claimholders” means, at any relevant time, the holders of Uncommitted Credit Agreement Obligations at that time, including the Uncommitted Lenders and the agents under the Uncommitted Loan Documents.

“Uncommitted Credit Agreement Collateral Account” means the “Collateral Account” as defined in the Uncommitted Credit Agreement.

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“Uncommitted Credit Agreement Priority Collateral” means, as of any day of determination, (a) all of the assets and property of the Company set forth on the Borrowing Base Certificate (or Interim Borrowing Base Certificate) delivered pursuant to Section 8.01(d) of the Uncommitted Credit Agreement as of such day (or, if such day is not a day on which a Borrowing Base Certificate is to be delivered pursuant to Section 8.01(d) of the Uncommitted Credit Agreement (or not a day on which an Interim Borrowing Base Certificate is delivered pursuant to Section 8.01(d) of the Uncommitted Credit Agreement), the Borrowing Base Certificate (or Interim Borrowing Base Certificate) most recently delivered pursuant to Section 8.01(d) of the Uncommitted Credit Agreement), as such assets and property may be adjusted pursuant to Section 2.3, provided that unless each of the Committed Lenders shall have approved in writing of the opening by the Company of a deposit account (which may contain Uncommitted Credit Agreement Priority Collateral) to service only accounts receivable which are Uncommitted Credit Agreement Priority Collateral, Uncommitted Credit Agreement Priority Collateral shall not include deposit accounts or cash (other than the Uncommitted Credit Agreement Collateral Account and cash in the Uncommitted Credit Agreement Collateral Account), (b) the Uncommitted Credit Agreement Collateral Account and all funds therein and amounts credited thereto, (c) the Advance Letters of Credit issued under the Uncommitted Credit Agreement and (d) all proceeds of the foregoing (except to the extent such proceeds are deposited in the JPM Account or the Committed Credit Agreement Collateral Account) . If any new Borrowing Base Certificate (or Interim Borrowing Base Certificate) delivered pursuant to the Uncommitted Credit Agreement shows a deficiency and if the reason for such deficiency is in whole or in part that the Company has violated Section 8.27 of the Uncommitted Credit Agreement or because assets set forth on the Borrowing Base Certificate (or Interim Borrowing Base Certificate) previously delivered became ineligible, then the improperly removed assets or the ineligible assets shall continue to be Uncommitted Credit Agreement Priority Collateral until the next Borrowing Base Certificate is delivered pursuant to the Uncommitted Credit Agreement showing an excess.

“Uncommitted Credit Agreement Collateral Documents” means the Security Documents (as defined in the Uncommitted Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Uncommitted Credit Agreement Obligations or under which rights or remedies with respect to such Liens are governed and any Guaranty of any Uncommitted Credit Agreement Obligations.

“Uncommitted Credit Agreement Obligations” means, all Obligations outstanding under the Uncommitted Credit Agreement and the other Uncommitted Loan Documents, including, without limitation, all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Uncommitted Loan Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

“Uncommitted Collateral” means “Collateral” as such term is defined in the Security Agreement (as defined in the Uncommitted Credit Agreement).

“Uncommitted Lenders” means the “Banks” under and as defined in the Uncommitted Loan Documents.

“Uncommitted Loan Documents” means the Uncommitted Credit Agreement and the Basic Documents (as defined in the Uncommitted Credit Agreement), and each of the other agreements, documents and instruments providing for or evidencing any other Uncommitted Credit Agreement Obligation, and any other document or instrument executed or delivered at any time in connection with any Uncommitted Credit Agreement Obligations, including any intercreditor or joinder agreement among holders of Uncommitted Credit Agreement Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.

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1.2           Terms Generally.

The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:

(a)          any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, modified, renewed or extended;

(b)          any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns;

(c)          the words “herein,” “hereof’ and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;

(d)          all references herein to Sections shall be construed to refer to Sections of this Agreement; and

(e)          the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 2. Lien Priorities.

2.1           Relative Priorities.

Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Committed Credit Agreement Obligations or the Uncommitted Credit Agreement Obligations granted on the Collateral and notwithstanding any provision of the UCC, or any other applicable law or the Committed Loan Documents or the Uncommitted Loan Documents, or any other circumstance whatsoever, each of the Committed Collateral Agent, on behalf of itself and the Committed Credit Agreement Claimholders, and the Uncommitted Collateral Agent on behalf of the Uncommitted Credit Agreement Claimholders, hereby agrees that:

(a)          any Lien on the Committed Credit Agreement Priority Collateral securing any Committed Credit Agreement Obligations now or hereafter held by or on behalf of the Committed Collateral Agent or any Committed Credit Agreement Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Committed Credit Agreement Priority Collateral securing any Uncommitted Credit Agreement Obligations;

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(b)          any Lien on the Committed Credit Agreement Priority Collateral securing any Uncommitted Credit Agreement Obligations now or hereafter held by or on behalf of the Uncommitted Collateral Agent, any Uncommitted Credit Agreement Claimholders or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Committed Credit Agreement Priority Collateral securing any Committed Credit Agreement Obligations. All Liens on the Committed Credit Agreement Priority Collateral securing any Committed Credit Agreement Obligations shall be and remain senior in all respects and prior to all Liens on the Committed Credit Agreement Priority Collateral securing any Uncommitted Credit Agreement Obligations for all purposes, whether or not such Liens securing any Committed Credit Agreement Obligations are subordinated to any Lien securing any other obligation of the Company or any other Person;

(c)          any Lien on the Uncommitted Credit Agreement Priority Collateral securing any Uncommitted Credit Agreement Obligations now or hereafter held by or on behalf of the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Uncommitted Credit Agreement Priority Collateral securing any Committed Credit Agreement Obligations;

(d)          any Lien on the Uncommitted Credit Agreement Priority Collateral securing any Committed Credit Agreement Obligations now or hereafter held by or on behalf of the Committed Collateral Agent, any Committed Credit Agreement Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Uncommitted Credit Agreement Priority Collateral securing any Uncommitted Credit Agreement Obligations. All Liens on the Uncommitted Credit Agreement Priority Collateral securing any Uncommitted Credit Agreement Obligations shall be and remain senior in all respects and prior to all Liens on the Uncommitted Credit Agreement Priority Collateral securing any Committed Credit Agreement Obligations for all purposes, whether or not such Liens securing any Uncommitted Credit Agreement Obligations are subordinated to any Lien securing any other obligation of the Company or any other Person; and

(e)          any Lien on the Common Collateral securing any Committed Credit Agreement Obligations now or hereafter held by or on behalf of the Committed Collateral Agent or any Committed Credit Agreement Claimholders or any agent or trustee therefor, shall be pari passu in all respects with any Lien on the Common Collateral securing any Uncommitted Credit Agreement Obligations now or hereafter held by or on behalf of the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholders or any agent or trustee therefor, in each case regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise.

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2.2           Prohibition on Contesting Liens.

Each of the Uncommitted Collateral Agent, for itself and on behalf of each Uncommitted Credit Agreement Claimholder, and the Committed Collateral Agent, for itself and on behalf of each Committed Credit Agreement Claimholder, agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the Committed Credit Agreement Claimholders in the Committed Credit Agreement Priority Collateral and the Common Collateral or by or on behalf of any of the Uncommitted Credit Agreement Claimholders or on its own behalf in the Uncommitted Credit Agreement Priority Collateral and the Common Collateral, as the case may be, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Committed Collateral Agent or any Committed Credit Agreement Claimholder or the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholder to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the Committed Credit Agreement Obligations and the priority of the Liens securing the Uncommitted Credit Agreement Obligations as provided in Sections 2.1 and 3.1.

2.3           Reallocation of Priority Collateral.

(a)          (i) In the event that (A) the Company shall have delivered to the Committed Agent and the Committed Lenders pursuant to the Committed Credit Agreement a Borrowing Base Certificate (or an Interim Borrowing Base Certificate) that shows there exists a Borrowing Base Deficiency under the Committed Credit Agreement and (B)(I) the corresponding Borrowing Base Certificate (or Interim Borrowing Base Certificate) delivered by the Company to the Uncommitted Agent and the Uncommitted Lenders pursuant to the Uncommitted Credit Agreement shows that there is a Borrowing Base Excess under the Uncommitted Credit Agreement and (II) no Event of Default (as defined under either the Committed Credit Agreement or the Uncommitted Credit Agreement) (other than as a result of non-compliance with Section 2.11(a) of the Committed Credit Agreement or the Uncommitted Credit Agreement, or Section 2.3(a)(ii), 2.3(a)(iv), 2.3(a)(v), 2.3(b)(ii) or 2.3(b)(iv) hereof) exists, the Committed Agent shall promptly (and in any event by 5:00 p.m. on the day of receipt of such Borrowing Base Certificate (or Interim Borrowing Base Certificate), or, if the Committed Agent shall have received such Borrowing Base Certificate (or Interim Borrowing Base Certificate) after 5:00 p.m. on such day or a day other than a Business Day, by 12:00 p.m. on the next succeeding Business Day) provide the Committed Lenders, the Uncommitted Agent and the Uncommitted Lenders with written notice (each a “Borrowing Base Discrepancy Notice”) of such Borrowing Base Deficiency.

(ii)         Concurrently with the delivery of the Borrowing Base Certificates (or Interim Borrowing Base Certificates) described in clause (a)(i) above, in the event that a Borrowing Base Deficiency shall exist under the Committed Credit Agreement, the Company shall prepay the Committed Credit Agreement Obligations in accordance with Section 2.11(a) of the Committed Credit Agreement (including, without limitation, from proceeds of borrowings under the Uncommitted Credit Agreement); provided that the Company shall not prepay the Committed Credit Agreement Obligations from funds constituting Uncommitted Credit Agreement Priority Collateral in an amount in excess of the Borrowing Base Excess under the Uncommitted Credit Agreement.

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(iii)        In the event that the Company shall not have sufficient funds to eliminate such Borrowing Base Deficiency in accordance with clause (a)(ii) above, not later than 5:00 p.m. New York City time on the Business Day immediately succeeding the day on which such Borrowing Base Discrepancy Notice shall have been delivered, all of the Uncommitted Lenders shall identify assets (the “Excess Uncommitted Assets”) included in the Uncommitted Credit Agreement Borrowing Base (as set forth the Borrowing Base Certificate (or Interim Borrowing Base Certificate) delivered pursuant to the Uncommitted Credit Agreement) that satisfy the eligibility requirements under the Committed Credit Agreement for inclusion in the Committed Credit Agreement Borrowing Base in an amount equal to the lesser of (x) the Borrowing Base Deficiency under the Committed Credit Agreement and (y) the Borrowing Base Excess under the Uncommitted Credit Agreement. Promptly upon the determination of the Excess Uncommitted Assets by all of the Uncommitted Lenders, the Uncommitted Agent shall deliver to the Committed Agent, the Committed Lenders and the Uncommitted Lenders a list of the Excess Uncommitted Assets.

(iv)        In the event that all of the Uncommitted Lenders shall fail to determine such Excess Uncommitted Assets by 5:00 p.m. New York City time on the Business Day immediately succeeding the day on which such Borrowing Base Discrepancy Notice shall have been delivered, the Uncommitted Agent shall provide notice thereof to the Company and the Company shall determine such Excess Uncommitted Assets by no later than 12:00 p.m. New York City time on the Business Day immediately following the date of receipt of such notice from the Uncommitted Agent, and shall deliver to the Committed Agent, the Uncommitted Agent, the Committed Lenders and the Uncommitted Lenders a list of such Excess Uncommitted Assets.

(v)         In the event that the Company shall fail to determine such Excess Uncommitted Assets by 12:00 p.m. New York City time on the Business Day immediately following the date of receipt of the notice delivered by the Uncommitted Agent pursuant to Section 2.3(a)(iv), the Committed Agent shall provide notice thereof to the Committed Lenders and the Required Committed Lenders shall determine such Excess Uncommitted Assets by no later than 5:00 p.m. New York City time on the Business Day that is three (3) Business Days after the date of receipt of the notice delivered by the Uncommitted Agent pursuant to Section 2.3(a)(iv), and shall deliver to the Committed Agent, the Committed Lenders, the Uncommitted Agent and the Uncommitted Lenders a list of such Excess Uncommitted Assets.

(vi)        Provided that no Event of Default (as defined under either the Committed Credit Agreement or the Uncommitted Credit Agreement) (other than as a result of non-compliance with Section 2.11(a) of the Committed Credit Agreement or the Uncommitted Credit Agreement, or Section 2.3(a)(ii), 2.3(a)(iv), 2.3(a)(v), 2.3(b)(ii) or 2.3(b)(iv) hereof) shall have occurred and be continuing, upon determination of such Excess Uncommitted Assets under Section 2(a)(iii), 2(a)(iv) or 2(a)(v) hereof, without any action by the Committed Agent, the Uncommitted Agent, the Committed Collateral Agent, the Uncommitted Collateral Agent, the Committed Lenders or the Uncommitted Lenders, such Excess Uncommitted Assets automatically shall (A) be removed from the Uncommitted Credit Agreement Borrowing Base, (B) no longer be deemed Uncommitted Credit Agreement Priority Collateral, (C) be included in the Committed Credit Agreement Borrowing Base and (D) be deemed Committed Credit Agreement Priority Collateral.

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(b)          (i) In the event that (A) the Company shall have delivered to the Uncommitted Agent and the Uncommitted Lenders pursuant to the Uncommitted Credit Agreement a Borrowing Base Certificate (or an Interim Borrowing Base Certificate) that shows there exists a Borrowing Base Deficiency under the Uncommitted Credit Agreement and (B)(I) the corresponding Borrowing Base Certificate (or Interim Borrowing Base Certificate) delivered by the Company to the Committed Agent and the Committed Lenders pursuant to the Committed Credit Agreement shows that there is a Borrowing Base Excess under the Committed Credit Agreement and (II) no Event of Default (as defined under either the Committed Credit Agreement or the Uncommitted Credit Agreement) (other than as a result of non-compliance with Section 2.11(a) of the Committed Credit Agreement or the Uncommitted Credit Agreement, or Section 2.3(a)(ii), 2.3(a)(iv), 2.3(a)(v), 2.3(b)(ii) or 2.3(b)(iv) hereof) exists, the Uncommitted Agent shall promptly (and in any event by 5:00 p.m. on the day of receipt of such Borrowing Base Certificate (or Interim Borrowing Base Certificate), or, if the Uncommitted Agent shall have received such Borrowing Base Certificate (or Interim Borrowing Base Certificate) after 5:00 p.m. on such day or a day other than a Business Day, by 12:00 p.m. on the next succeeding Business Day) provide the Uncommitted Lenders, the Committed Agent and the Committed Lenders with a Borrowing Base Discrepancy Notice of such Borrowing Base Deficiency.

(ii)         Concurrently with the delivery of the Borrowing Base Certificates (or Interim Borrowing Base Certificates) described in clause (b)(i) above, in the event that a Borrowing Base Deficiency shall exist under the Uncommitted Credit Agreement, the Company shall prepay the Uncommitted Credit Agreement Obligations in accordance with Section 2.11(a) of the Uncommitted Credit Agreement (including, without limitation, from proceeds of borrowings under the Committed Credit Agreement); provided that the Company shall not prepay the Uncommitted Credit Agreement Obligations from funds constituting Committed Credit Agreement Priority Collateral in an amount in excess of the Borrowing Base Excess under the Committed Credit Agreement.

(iii)        In the event that the Company shall not have sufficient funds to eliminate such Borrowing Base Deficiency in accordance with clause (b)(ii) above, not later than 5:00 p.m. New York City time on the Business Day immediately succeeding the day on which such Borrowing Base Discrepancy Notice shall have been delivered, all of the Committed Lenders shall identify assets (the “Excess Committed Assets”) included in the Committed Credit Agreement Borrowing Base (as set forth the Borrowing Base Certificate (or Interim Borrowing Base Certificate) delivered pursuant to the Committed Credit Agreement) that satisfy the eligibility requirements under the Uncommitted Credit Agreement for inclusion in the Uncommitted Credit Agreement Borrowing Base in an amount equal to the lesser of (x) the Borrowing Base Deficiency under the Uncommitted Credit Agreement (after giving effect to the prepayment of the Uncommitted Credit Agreement Obligations pursuant to clause (ii) above) and (y) the Borrowing Base Excess under the Committed Credit Agreement, provided that such Excess Committed Assets shall not at any time include cash. Promptly upon the determination of the Excess Committed Assets by all of the Committed Lenders, the Committed Agent shall deliver to the Uncommitted Agent, the Uncommitted Lenders and the Committed Lenders a list of such Excess Committed Assets.

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(iv)        In the event that all of the Committed Lenders shall fail to determine such Excess Committed Assets by 5:00 p.m. New York City time on the Business Day immediately succeeding the day on which such Borrowing Base Discrepancy Notice shall have been delivered, the Committed Agent shall provide notice thereof to the Company and the Company shall determine such Excess Committed Assets by no later than 12:00 p.m. New York City time on the Business Day immediately following the date of receipt of such notice from the Committed Agent, and shall deliver to the Committed Agent, the Uncommitted Agent, the Committed Lenders and the Uncommitted Lenders a list of such Excess Committed Assets.

(v)         Provided that no Event of Default (as defined under either the Committed Credit Agreement or the Uncommitted Credit Agreement) (other than as a result of non-compliance with Section 2.11(a) of the Committed Credit Agreement or the Uncommitted Credit Agreement, or Section 2.3(a)(ii), 2.3(a)(iv), 2.3(a)(v), 2.3(b)(ii) or 2.3(b)(iv) hereof) shall have occurred and be continuing, upon determination of such Excess Committed Assets, without any action by the Committed Agent, the Uncommitted Agent, the Committed Collateral Agent, the Uncommitted Collateral Agent, the Committed Lenders or the Uncommitted Lenders, such Excess Committed Assets automatically shall (A) be removed from the Committed Credit Agreement Borrowing Base, (B) no longer be deemed Committed Credit Agreement Priority Collateral, (C) be included in the Uncommitted Credit Agreement Borrowing Base and (D) be deemed Uncommitted Credit Agreement Priority Collateral.

(c)          Each of the Committed Agent and the Uncommitted Agent shall cause the Company to promptly deliver each Borrowing Base Certificate and Interim Borrowing Base Certificate delivered pursuant to the Committed Credit Agreement or the Uncommitted Credit Agreement to each Committed Lender and Uncommitted Lender.

SECTION 3. Enforcement.

3.1           Exercise of Remedies - Uncommitted Collateral Agent.

(a)          Until the Discharge of Committed Credit Agreement Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company, the Uncommitted Collateral Agent agrees on its own behalf and on behalf of the Uncommitted Credit Agreement Claimholders that the Uncommitted Collateral Agent and the Uncommitted Credit Agreement Claimholders:

(1)         are prohibited from exercising, and will not exercise or seek to exercise, any rights or remedies with respect to any Committed Credit Agreement Priority Collateral (including, in respect of the Committed Credit Agreement Priority Collateral, the exercise of any right of setoff or any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholder is a party) or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), notwithstanding that the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholder shall have declared the existence of any Event of Default under and as defined in any Uncommitted Loan Document and/or demanded the repayment of all the principal amount of any Uncommitted Credit Agreement Obligations;

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(2)         are prohibited from contesting, protesting or objecting, and will not contest, protest or object, to any foreclosure proceeding or action brought by the Committed Collateral Agent or any Committed Credit Agreement Claimholder in respect of the Committed Credit Agreement Priority Collateral or any other exercise by the Committed Collateral Agent or any Committed Credit Agreement Claimholder of any rights and remedies relating to the Committed Credit Agreement Priority Collateral under the Committed Loan Documents or otherwise; and

(3)         except as may be permitted in Section 3.1(c), will not object to the forbearance by the Committed Collateral Agent or the Committed Credit Agreement Claimholders from bringing or pursuing any foreclosure proceeding in respect of the Committed Credit Agreement Priority Collateral or action or any other exercise of any rights or remedies relating to the Committed Credit Agreement Priority Collateral;

provided, that, the Liens granted in Committed Credit Agreement Priority Collateral to secure the Uncommitted Credit Agreement Obligations shall attach to any proceeds resulting from actions taken by the Committed Collateral Agent or any Committed Credit Agreement Claimholder in accordance with this Agreement after application of such proceeds to the extent necessary to meet the requirements of a Discharge of Committed Credit Agreement Obligations.

(b)          Until the Discharge of Committed Credit Agreement Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company, the Committed Collateral Agent and the Committed Credit Agreement Claimholders shall have the right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the Committed Credit Agreement Priority Collateral without any consultation with or the consent of the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholder; provided that the Lien securing the Uncommitted Credit Agreement Obligations shall remain on the proceeds of such Committed Credit Agreement Priority Collateral released or disposed of subject to the relative priorities described in Section 2. In exercising rights and remedies with respect to the Committed Credit Agreement Priority Collateral, the Committed Collateral Agent and the Committed Credit Agreement Claimholders may enforce the provisions of the Committed Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Committed Credit Agreement Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(c)          Notwithstanding the foregoing, the Uncommitted Collateral Agent or to the extent permitted under the Uncommitted Loan Documents, the Uncommitted Credit Agreement Claimholders may:

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(1)         file a claim or statement of interest with respect to the Uncommitted Credit Agreement Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against the Company;

(2)         take any action (not adverse to the priority status of the Liens on the Committed Credit Agreement Priority Collateral securing the Committed Credit Agreement Obligations, or the rights of the Committed Collateral Agent or the Committed Credit Agreement Claimholders to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the Collateral;

(3)         file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Uncommitted Credit Agreement Claimholders, including any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement;

(4)         file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Company arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement; and

(5)         vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Uncommitted Credit Agreement Obligations and the Collateral.

The Uncommitted Collateral Agent, on behalf of itself and the Uncommitted Credit Agreement Claimholders, agrees that it will not take or receive any Committed Credit Agreement Priority Collateral or any proceeds of Committed Credit Agreement Priority Collateral in connection with the exercise of any right or remedy (including set-off) with respect to any Collateral in its capacity as a creditor in violation of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of Committed Credit Agreement Obligations has occurred, except as expressly provided in Section 6.3(c) and this Section 3.1(c), the sole right of the Uncommitted Collateral Agent and the Uncommitted Credit Agreement Claimholders with respect to the Committed Credit Agreement Priority Collateral is to hold a Lien on the Committed Credit Agreement Priority Collateral pursuant to the Uncommitted Credit Agreement Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Committed Credit Agreement Obligations has occurred.

(d)          Subject to Section 6.3(c):

(1)         the Uncommitted Collateral Agent, for itself and on behalf of the Uncommitted Credit Agreement Claimholders, agrees that the Uncommitted Collateral Agent and the Uncommitted Credit Agreement Claimholders will not take any action that would hinder any exercise of remedies in respect of the Committed Credit Agreement Priority Collateral or the Common Collateral under the Committed Loan Documents or is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Committed Credit Agreement Priority Collateral or the Common Collateral, whether by foreclosure or otherwise;

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(2)         the Uncommitted Collateral Agent, for itself and on behalf of the Uncommitted Credit Agreement Claimholders, hereby waives any and all rights it or the Uncommitted Credit Agreement Claimholders may have as a junior lien creditor in respect of the Committed Credit Agreement Priority Collateral or otherwise to object to the manner in which the Committed Collateral Agent or the Committed Credit Agreement Claimholders seek to enforce or collect the Committed Credit Agreement Obligations or the Liens securing the Committed Credit Agreement Obligations granted in any of the Committed Credit Agreement Priority Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the Committed Collateral Agent or Committed Credit Agreement Claimholders is adverse to the interest of the Uncommitted Credit Agreement Claimholders; and

(3)         the Uncommitted Collateral Agent, for itself and on behalf of the Uncommitted Credit Agreement Claimholders, hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Uncommitted Credit Agreement Collateral Documents or any other Uncommitted Loan Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the Committed Collateral Agent or the Committed Credit Agreement Claimholders with respect to the Committed Credit Agreement Priority Collateral or the Common Collateral as set forth in this Agreement and the Committed Loan Documents.

(e)          Except as otherwise specifically set forth in Sections 3.1(a) and 3.1(d), the Uncommitted Collateral Agent and the Uncommitted Credit Agreement Claimholders may exercise rights and remedies as unsecured creditors against the Company in accordance with the terms of the Uncommitted Loan Documents and applicable law; provided that in the event that the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholder becomes a judgment Lien creditor in respect of Committed Credit Agreement Priority Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Uncommitted Credit Agreement Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Committed Credit Agreement Obligations) as the other Liens securing the Uncommitted Credit Agreement Obligations are subject to this Agreement.

(f)          Nothing in this Agreement shall prohibit the receipt by the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholder of the required payments of interest, principal and other amounts owed in respect of the Uncommitted Credit Agreement Obligations so long as such receipt is not the direct or indirect result of the exercise by the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholder of rights or remedies as a secured creditor in respect of Committed Credit Agreement Priority Collateral (including set-off) or enforcement in contravention of this Agreement of any Lien held by any of them in the Committed Credit Agreement Priority Collateral; provided that if any Committed Credit Agreement Claimholder shall notify the Uncommitted Collateral Agent that such funds are identifiable cash proceeds of Committed Credit Agreement Priority Collateral within 60 days of the receipt of such funds by the Uncommitted Collateral Agent or such Uncommitted Credit Agreement Claimholder, as the case may be, the Uncommitted Collateral Agent or such Uncommitted Credit Agreement Claimholder, as the case may be, shall promptly pay over such funds to the Committed Collateral Agent. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Committed Collateral Agent or the Committed Credit Agreement Claimholders may have with respect to the Committed Credit Agreement Priority Collateral and the Common Collateral.

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3.2           Exercise of Remedies – Committed Collateral Agent

(a)          Until the Discharge of Uncommitted Credit Agreement Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company, the Committed Collateral Agent agrees on its own behalf and on behalf of the Committed Credit Agreement Claimholders that the Committed Collateral Agent and the Committed Credit Agreement Claimholders:

(1)         are prohibited from exercising, and will not exercise or seek to exercise, any rights or remedies with respect to any Uncommitted Credit Agreement Priority Collateral (including, in respect of the Uncommitted Credit Agreement Priority Collateral, the exercise of any right of setoff or any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Committed Collateral Agent or any Committed Lender is a party) or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), notwithstanding that the Committed Collateral Agent or any Committed Credit Agreement Claimholder shall have declared the existence of any Event of Default under any Committed Loan Documents and demanded the repayment of all the principal amount of any Committed Credit Agreement Obligations;

(2)         are prohibited from contesting, protesting or objecting, and will not contest, protest or object, to any foreclosure proceeding or action brought by the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholder in respect of the Uncommitted Credit Agreement Priority Collateral or any other exercise by the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholder of any rights and remedies relating to the Uncommitted Credit Agreement Priority Collateral under the Uncommitted Loan Documents or otherwise; and

(3)         except as may be permitted in Section 3.2(c), will not object to the forbearance by the Uncommitted Collateral Agent or the Uncommitted Credit Agreement Claimholders from bringing or pursuing any foreclosure proceeding or action in respect of the Uncommitted Credit Agreement Priority Collateral or any other exercise of any rights or remedies relating to the Uncommitted Credit Agreement Priority Collateral;

provided that the Liens granted in Uncommitted Credit Agreement Priority Collateral to secure the Committed Credit Agreement Obligations shall attach to any proceeds resulting from actions taken by the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholder in accordance with this Agreement after application of such proceeds to the extent necessary to meet the requirements of a Discharge of Uncommitted Credit Agreement Obligations.

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(b)          Until the Discharge of Uncommitted Credit Agreement Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company, the Uncommitted Collateral Agent and the Uncommitted Credit Agreement Claimholders shall have the right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the Uncommitted Credit Agreement Priority Collateral without any consultation with or the consent of the Committed Collateral Agent or any Committed Credit Agreement Claimholder; provided that the Lien securing the Committed Credit Agreement Obligations shall remain on the proceeds of such Uncommitted Credit Agreement Priority Collateral released or disposed of subject to the relative priorities described in Section 2. In exercising rights and remedies with respect to the Uncommitted Credit Agreement Priority Collateral, the Uncommitted Collateral Agent and the Uncommitted Credit Agreement Claimholders may enforce the provisions of the Uncommitted Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Uncommitted Credit Agreement Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(c)          Notwithstanding the foregoing, the Committed Collateral Agent for itself and on behalf of the Committed Credit Agreement Claimholders may:

(1)         file a claim or statement of interest with respect to the Committed Credit Agreement Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against the Company;

(2)         take any action (not adverse to the priority status of the Liens on the Uncommitted Credit Agreement Priority Collateral securing the Uncommitted Credit Agreement Obligations, or the rights of the Uncommitted Collateral Agent or the Uncommitted Credit Agreement Claimholders to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the Collateral;

(3)         file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Committed Credit Agreement Claimholders, including any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement;

(4)         file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Company arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement; and

(5)         vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Committed Credit Agreement Obligations and the Collateral.

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The Committed Collateral Agent agrees that it will not take or receive any Uncommitted Credit Agreement Priority Collateral or any proceeds of Uncommitted Credit Agreement Priority Collateral in connection with the exercise of any right or remedy (including set-off) with respect to any Collateral in its capacity as a creditor in violation of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of Uncommitted Credit Agreement Obligations has occurred, except as expressly provided in Section 6.3(c) and this Section 3.2(c), the sole right of the Committed Collateral Agent and the Committed Credit Agreement Claimholders with respect to the Uncommitted Credit Agreement Priority Collateral is to hold a Lien on the Uncommitted Credit Agreement Priority Collateral pursuant to the Committed Credit Agreement Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Uncommitted Credit Agreement Obligations has occurred.

(d)          Subject to Section 6.3(c):

(1)         the Committed Collateral Agent agrees on its own behalf and on behalf of the Committed Credit Agreement Claimholders, that the Committed Collateral Agent and the Committed Credit Agreement Claimholders will not take any action that would hinder any exercise of remedies in respect of the Uncommitted Credit Agreement Priority Collateral or the Common Collateral under the Uncommitted Loan Documents or is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Uncommitted Credit Agreement Priority Collateral or the Common Collateral, whether by foreclosure or otherwise;

(2)         the Committed Collateral Agent on its own behalf and on behalf of the Committed Credit Agreement Claimholders, hereby waives any and all rights it may have as a junior lien creditor in respect of the Uncommitted Credit Agreement Priority Collateral or otherwise to object to the manner in which the Uncommitted Collateral Agent or the Uncommitted Credit Agreement Claimholders seek to enforce or collect the Uncommitted Credit Agreement Obligations or the Liens securing the Uncommitted Credit Agreement Obligations granted in any of the Uncommitted Credit Agreement Priority Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the Uncommitted Collateral Agent or Uncommitted Credit Agreement Claimholders is adverse to the interest of the Uncommitted Credit Agreement Claimholders; and

(3)         the Committed Collateral Agent on its own behalf and on behalf of the Committed Credit Agreement Claimholders, hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Committed Credit Agreement Collateral Documents or any other Committed Loan Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the Uncommitted Collateral Agent or the Uncommitted Credit Agreement Claimholders with respect to the Uncommitted Credit Agreement Priority Collateral or the Common Collateral as set forth in this Agreement and the Committed Loan Documents.

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(e)          Except as otherwise specifically set forth in Sections 3.2(a) and 3.2(d), the Committed Collateral Agent and the Committed Credit Agreement Claimholders may exercise rights and remedies as unsecured creditors against the Company in accordance with the terms of the Committed Loan Documents and applicable law; provided that in the event that the Committed Collateral Agent or any Committed Lender becomes a judgment Lien creditor in respect of Uncommitted Credit Agreement Priority Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Committed Credit Agreement Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Uncommitted Credit Agreement Obligations) as the other Liens securing the Committed Credit Agreement Obligations are subject to this Agreement.

(f)          Nothing in this Agreement shall prohibit the receipt by the Committed Collateral Agent or any Committed Credit Agreement Claimholder of the required payments of interest, principal and other amounts owed in respect of the Committed Credit Agreement Obligations so long as such receipt is not the direct or indirect result of the exercise by the Committed Collateral Agent or any Committed Credit Agreement Claimholders of rights or remedies as a secured creditor in respect of Uncommitted Credit Agreement Priority Collateral (including set-off) or enforcement in contravention of this Agreement of any Lien held by any of them in the Uncommitted Credit Agreement Priority Collateral; provided that if any Uncommitted Credit Agreement Claimholder shall notify the Committed Collateral Agent that such funds are identifiable cash proceeds of Uncommitted Credit Agreement Priority Collateral within 60 days of the receipt of such funds by the Committed Collateral Agent or such Committed Credit Agreement Claimholder, as the case may be, the Committed Collateral Agent or such Committed Credit Agreement Claimholder, as the case may be, shall promptly pay over such funds to the Uncommitted Collateral Agent. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Uncommitted Collateral Agent or the Uncommitted Credit Agreement Claimholders may have with respect to the Uncommitted Credit Agreement Priority Collateral and the Common Collateral

3.3           Exercise of Remedies – Common Collateral.

(a)          Until (i) the Discharge of Committed Credit Agreement Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company, the Committed Collateral Agent, for itself and on behalf of the Committed Credit Agreement Claimholders may, and (ii) the Discharge of Uncommitted Credit Agreement Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company, the Uncommitted Collateral Agent, for itself and on behalf of the Uncommitted Credit Agreement Claimholders, may, exercise or seek to exercise, any rights or remedies with respect to any Common Collateral (including, in respect of exercise of any right under any landlord waiver or bailee’s letter or similar agreement or arrangement to which it is a party) and institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), provided that (A) without limiting Section 5.2 in any way, the Committed Collateral Agent and the Committed Credit Agreement Claimholders may not take any action adverse to the rights of the Uncommitted Collateral Agent or the Uncommitted Credit Agreement Claimholders, (B) without limiting Section 5.2 in any way, the Uncommitted Collateral Agent and the Uncommitted Credit Agreement Claimholders may not take any action adverse to the rights of the Committed Collateral Agent or the Committed Credit Agreement Claimholders, (C) the Liens granted in Common Collateral to secure the Committed Credit Agreement Obligations shall attach to any proceeds resulting from actions taken by the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholder in respect of the Common Collateral in accordance with this Agreement, (D) the Liens granted in Common Collateral to secure the Uncommitted Credit Agreement Obligations shall attach to any proceeds resulting from actions taken by the Committed Collateral Agent or any Committed Credit Agreement Claimholder in respect of the Common Collateral in accordance with this Agreement and (E) the proceeds of any such exercise of rights or remedies with respect to the Common Collateral shall be applied in accordance with Section 4.

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(b)          In exercising rights and remedies with respect to the Common Collateral, the Committed Collateral Agent and the Committed Credit Agreement Claimholders may enforce the provisions of the Committed Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion and the Uncommitted Collateral Agent and the Uncommitted Credit Agreement Claimholders may enforce the provisions of the Uncommitted Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(c)          The Committed Collateral Agent and the Committed Credit Agreement Claimholders shall not contest, protest or object to any foreclosure proceeding or action brought by the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholder in respect of the Common Collateral or any other exercise by the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholder of any rights and remedies relating to the Common Collateral under the Uncommitted Loan Documents or otherwise.

(d)          The Uncommitted Collateral Agent and the Uncommitted Credit Agreement Claimholders shall not contest, protest or object to any foreclosure proceeding or action brought by the Committed Collateral Agent or any Committed Credit Agreement Claimholder in respect of the Common Collateral or any other exercise by the Committed Collateral Agent or any Committed Credit Agreement Claimholder of any rights and remedies relating to the Common Collateral under the Committed Loan Documents or otherwise.

(e)          Each of the Committed Collateral Agent and the Committed Credit Agreement Claimholders and the Uncommitted Collateral Agent and the Uncommitted Credit Agreement Claimholders shall cooperate in the exercise of its remedies in respect of the Common Collateral.

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SECTION 4. Payments.

4.1           Application of Proceeds.

(a)          So long as the Discharge of Committed Credit Agreement Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company, Committed Credit Agreement Priority Collateral (including, without limitation, the amounts held in the JPM Account, but subject to Section 4.1(b)) and proceeds thereof received in connection with the sale or other disposition of, or collection on, such Committed Credit Agreement Priority Collateral upon the exercise of remedies by the Committed Collateral Agent or Committed Credit Agreement Claimholders or otherwise after the occurrence of an Event of Default (as defined in the Committed Credit Agreement), shall be applied by the Committed Collateral Agent to the Committed Credit Agreement Obligations in such order as specified in the relevant Committed Loan Documents and any portion of such proceeds received by the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholder shall be promptly paid over to the Committed Collateral Agent. Upon the Discharge of Committed Credit Agreement Obligations, the Committed Collateral Agent shall deliver to the Uncommitted Collateral Agent any Committed Credit Agreement Priority Collateral and any proceeds of Committed Credit Agreement Priority Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Uncommitted Collateral Agent to the Uncommitted Credit Agreement Obligations in such order as specified in the relevant Uncommitted Loan Documents.

(b)          Notwithstanding anything to the contrary set forth in Section 4.1(a), from and after the date on which the Committed Collateral Agent or the Committed Credit Agreement Claimholders shall have commenced the exercise of remedies under the Committed Loan Documents (such date, the “Exercise Date”), any proceeds of Uncommitted Credit Agreement Priority Collateral that are specifically identifiable as proceeds of Uncommitted Credit Agreement Priority Collateral and are deposited on or after the Exercise Date in the JPM Account shall, upon the request of the Uncommitted Collateral Agent delivered within 60 days after such deposit, be promptly paid over to the Uncommitted Collateral Agent for itself and for the benefit of the Uncommitted Credit Agreement Claimholders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, for application by the Uncommitted Collateral Agent to the Uncommitted Credit Agreement Obligations in such order as specified in the relevant Uncommitted Loan Documents.

(c)          So long as the Discharge of Uncommitted Credit Agreement Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company, Uncommitted Credit Agreement Priority Collateral and proceeds thereof received in connection with the sale or other disposition of, or collection on, such Uncommitted Credit Agreement Priority Collateral upon the exercise of remedies by the Uncommitted Collateral Agent or Uncommitted Credit Agreement Claimholders or otherwise after the occurrence of an Event of Default (as defined in the Uncommitted Credit Agreement), shall be applied by the Uncommitted Collateral Agent to the Uncommitted Credit Agreement Obligations in such order as specified in the relevant Uncommitted Loan Documents and any portion of such proceeds received by the Committed Collateral Agent or any Committed Credit Agreement Claimholder shall be promptly paid over to the Uncommitted Collateral Agent. Upon the Discharge of Uncommitted Credit Agreement Obligations, the Uncommitted Collateral Agent shall deliver to the Committed Collateral Agent any Uncommitted Credit Agreement Priority Collateral and any proceeds of Uncommitted Credit Agreement Priority Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Committed Collateral Agent to the Committed Credit Agreement Obligations in such order as specified in the Committed Loan Documents.

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(d)          Common Collateral and proceeds thereof received in connection with the sale or other disposition of, or collection on, such Common Collateral upon the exercise of remedies by the Committed Collateral Agent, Committed Credit Agreement Claimholders, the Uncommitted Collateral Agent or Uncommitted Credit Agreement Claimholders, and payments received by the Committed Collateral Agent, Committed Credit Agreement Claimholders, the Uncommitted Collateral Agent or Uncommitted Credit Agreement Claimholders under any Guarantee (as defined in the Committed Credit Agreement) of the Obligations and payment after an Event of Default under the Committed Agreement or the Uncommitted Credit Agreement shall be applied (i) by the Committed Collateral Agent to the Committed Credit Agreement Obligations in such order as specified in the relevant Committed Loan Documents and (ii) by the Uncommitted Collateral Agent to the Uncommitted Credit Agreement Obligations in such order as specified in the relevant Uncommitted Loan Documents, pro rata based on the outstanding principal amount of Committed Credit Agreement Obligations and Uncommitted Credit Agreement Obligations as of the time of receipt of such payments or proceeds.

4.2           Payments Over in Violation of Agreement.

(a)          So long as the Discharge of Committed Credit Agreement Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company, any Committed Credit Agreement Priority Collateral or Common Collateral or proceeds thereof received by the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholders in connection with the exercise of any right or remedy (including set-off) relating to the Committed Credit Agreement Priority Collateral or the Common Collateral in contravention of this Agreement shall, upon the request of the Committed Collateral Agent delivered within 60 days after such receipt, be segregated and held in trust and forthwith paid over to the Committed Collateral Agent for the benefit of the Committed Credit Agreement Claimholders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Committed Collateral Agent is hereby authorized to make any such endorsements as agent for the Uncommitted Collateral Agent or any such Uncommitted Credit Agreement Claimholders. This authorization is coupled with an interest and is irrevocable until the Discharge of Committed Credit Agreement Obligations.

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(b)          So long as the Discharge of Uncommitted Credit Agreement Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company, any Uncommitted Credit Agreement Priority Collateral or Common Collateral or proceeds thereof received by the Committed Collateral Agent or any Committed Credit Agreement Claimholders in connection with the exercise of any right or remedy (including set-off) relating to the Uncommitted Credit Agreement Priority Collateral or the Common Collateral in contravention of this Agreement shall, upon the request of the Uncommitted Collateral Agent delivered within 60 days after such receipt, be segregated and held in trust and forthwith paid over to the Uncommitted Collateral Agent for itself and for the benefit of the Uncommitted Credit Agreement Claimholders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Uncommitted Collateral Agent is hereby authorized to make any such endorsements as agent for the Committed Collateral Agent or any such Committed Credit Agreement Claimholders. This authorization is coupled with an interest and is irrevocable until the Discharge of Uncommitted Credit Agreement Obligations.

SECTION 5. Other Agreements.

5.1           Insurance.

Unless and until the Discharge of Committed Credit Agreement Obligations has occurred, subject to the terms of the Committed Loan Documents and the Uncommitted Loan Documents and the rights of the Company thereunder, as between the Committed Collateral Agent (for itself and the Committed Credit Agreement Claimholders) and the Uncommitted Collateral Agent (for itself and the Uncommitted Credit Agreement Claimholders), the Committed Collateral Agent shall have the sole and exclusive right to adjust settlement for any insurance policy to the extent covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. Unless and until the Discharge of Committed Credit Agreement Obligations has occurred, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation), if in respect to the Collateral and to the extent required by the Committed Loan Documents or the Uncommitted Loan Documents to be paid to the Committed Collateral Agent or the Uncommitted Collateral Agent, shall be paid to the Committed Collateral Agent to be applied pro rata based on the outstanding principal amount of Committed Credit Agreement Obligations and Uncommitted Credit Agreement Obligations as of the time of receipt of such proceeds to the Committed Collateral Agent for the benefit of the Committed Credit Agreement Claimholders and to the Uncommitted Collateral Agent for the benefit of the Uncommitted Credit Agreement Claimholders and thereafter, to the extent no Committed Credit Agreement Obligations and no Uncommitted Credit Agreement Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. Until the Discharge of Committed Credit Agreement Obligations and the Discharge of Uncommitted Credit Agreement Obligations have occurred, if the Committed Collateral Agent or the Uncommitted Collateral Agent shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Section 5.1, it shall segregate and hold in trust and forthwith pay such proceeds over with the terms of Section 4.2.

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5.2           Amendments to Committed Loan Documents and Uncommitted Loan Documents.

(a)          The Committed Loan Documents may be amended, supplemented or otherwise modified in accordance with their terms and the Committed Credit Agreement may be Refinanced, in each case, without the consent of the Uncommitted Collateral Agent or the Uncommitted Credit Agreement Claimholders, all without affecting the lien subordination or other provisions of this Agreement, provided that without the prior written consent of the Uncommitted Collateral Agent, no Committed Loan Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Committed Loan Document, would (i) contravene the provisions of this Agreement or (ii) amend Section 8.01(d) or 8.01(h) of the Committed Credit Agreement. The Committed Agent shall provide to the Uncommitted Agent (i) not less than five (5) Business Days prior written notice of any such amendment, supplement or other modification and (ii) promptly after the execution and delivery of any such amendment, supplement or other modification, a true, correct and complete copy of such amendment, supplement or other modification.

(b)          Subject to Section 5.2(b), the Uncommitted Loan Documents may be amended, supplemented or otherwise modified in accordance with their terms and the Uncommitted Credit Agreement may be Refinanced, in each case, without the consent of the Committed Collateral Agent or the Committed Credit Agreement Claimholders, all without affecting the lien subordination or other provisions of this Agreement, provided that without the prior written consent of the Committed Collateral Agent, no Uncommitted Loan Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Uncommitted Loan Document, would (i) contravene the provisions of this Agreement or (ii) amend Section 8.01(d) or 8.01(h) of the Uncommitted Credit Agreement. The Uncommitted Agent shall provide to the Committed Agent (i) not less than five (5) Business Days prior written notice of any such amendment, supplement or other modification and (ii) promptly after the execution and delivery of any such amendment, supplement or other modification, a true, correct and complete copy of such amendment, supplement or other modification.

5.3           When Discharge of Committed Credit Agreement Obligations or Discharge of Uncommitted Credit Agreement Obligations Deemed to Not Have Occurred.

(a)          If concurrently with the Discharge of Committed Credit Agreement Obligations, the Company thereafter enters into any Refinancing of any Committed Loan Document evidencing a Committed Credit Agreement Obligation, then such Discharge of Committed Credit Agreement Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Committed Credit Agreement Obligations), and, from and after the date on which the New Committed Credit Agreement Debt Notice is delivered to the Uncommitted Collateral Agent in accordance with the next sentence, the obligations under such Refinancing of the Committed Loan Document shall automatically be treated as Committed Credit Agreement Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Committed Collateral Agent under such Committed Loan Documents shall be the Committed Collateral Agent for all purposes of this Agreement. Upon receipt of a notice (the “New Committed Credit Agreement Debt Notice”) stating that the Company has entered into a new Committed Loan Document (which notice shall include the identity of the new Committed Collateral Agent, such agent, the “New Committed Credit Agreement Agent”), the Uncommitted Collateral Agent agrees that the New Committed Credit Agreement Agent shall be a party hereto with all rights of the Committed Collateral Agent hereunder. The New Committed Credit Agreement Agent shall agree in a writing addressed to the Uncommitted Collateral Agent to be bound by the terms of this Agreement.

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(b)          If concurrently with the Discharge of Uncommitted Credit Agreement Obligations, the Company thereafter enters into any Refinancing of any Uncommitted Loan Document evidencing an Uncommitted Credit Agreement Obligation, then such Discharge of Uncommitted Credit Agreement Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Uncommitted Credit Agreement Obligations), and, from and after the date on which the New Uncommitted Credit Agreement Debt Notice is delivered to the Committed Collateral Agent in accordance with the next sentence, the obligations under such Refinancing of the Uncommitted Loan Document shall automatically be treated as Uncommitted Credit Agreement Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Uncommitted Collateral Agent under such Uncommitted Loan Documents shall be the Uncommitted Collateral Agent for all purposes of this Agreement. Upon receipt of a notice (the “New Uncommitted Credit Agreement Debt Notice”) stating that the Company has entered into a new Uncommitted Loan Document (which notice shall include the identity of the new Uncommitted Collateral Agent, such agent, the “New Uncommitted Credit Agreement Agent”), the Committed Collateral Agent agrees that the New Uncommitted Credit Agreement Agent shall be a party hereto with all rights of the Uncommitted Collateral Agent hereunder. The New Uncommitted Credit Agreement Agent shall agree in a writing addressed to the Committed Collateral Agent to be bound by the terms of this Agreement.

5.4           Notice of Default.

(a)          The Committed Collateral Agent hereby agrees that it shall deliver to the Uncommitted Collateral Agent prompt written notice of the occurrence and continuance of any Event of Default under and as defined in the Committed Loan Documents of which it has actual knowledge.

(b)          The Uncommitted Collateral Agent hereby agrees that it shall deliver prompt written notice to the Committed Collateral Agent of the occurrence and continuance of any Event of Default under and as defined in the Uncommitted Loan Documents or any demand for payment or cash collateral thereunder of which it has actual knowledge.

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SECTION 6. Insolvency or Liquidation Proceedings.

6.1           Finance and Sale Issues.

Until the termination of this Agreement in accordance with Section 8.2, if the Company shall be subject to any Insolvency or Liquidation Proceeding and the Committed Collateral Agent or Uncommitted Collateral Agent shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) in respect of such Person’s Priority Collateral, or to permit the Company to obtain financing, whether from the Committed Collateral Agent and the Committed Credit Agreement Claimholders, or the Uncommitted Collateral Agent and the Uncommitted Credit Agreement Claimholders, under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (the “DIP Financing”); then each of the Committed Collateral Agent (on behalf of itself and the Committed Credit Agreement Claimholders) and the Uncommitted Collateral Agent (on behalf of itself and the Uncommitted Credit Agreement Claimholders) agrees that it will raise no objection to such Cash Collateral use or DIP Financing so long as in respect of such Cash Collateral use or DIP Financing: (a) each of the Committed Collateral Agent and the Uncommitted Collateral Agent (as applicable) retains the right to object to any ancillary agreements or arrangements regarding the Cash Collateral use or the DIP Financing that are materially prejudicial to its interests, (b) each of the Uncommitted Collateral Agent and the Committed Collateral Agent retains a Lien on the Collateral (including proceeds thereof arising after the commencement of such Insolvency or Liquidation Proceeding) which was subject to its prior or equal Lien hereunder with the same priority as existed prior to the commencement of such Insolvency or Liquidation Proceeding in accordance with the terms of this Agreement, (c) to the extent that the Committed Collateral Agent and the Committed Credit Agreement Claimholders on the one hand or the Uncommitted Collateral Agent and the Uncommitted Credit Agreement Claimholders on the other hand, do not provide DIP Financing, the Committed Collateral Agent or the Uncommitted Collateral Agent, as applicable, receives a replacement Lien on post-petition assets to the same extent granted in connection with such DIP Financing with the same priority as existed prior to the commencement of such Insolvency or Liquidation Proceeding in accordance with the terms of this Agreement, and (d) the DIP Financing (i) does not compel the Company to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in the DIP Financing documentation or a related document or (ii) the DIP Financing documentation or Cash Collateral order does not expressly require the liquidation of the Collateral prior to a default under the DIP Financing documentation or Cash Collateral order.

6.2           Relief from the Automatic Stay.

(a)          Until the Discharge of Committed Credit Agreement Obligations has occurred, the Uncommitted Collateral Agent, on behalf of itself and the Uncommitted Credit Agreement Claimholders, agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Committed Credit Agreement Priority Collateral, without the prior written consent of the Committed Collateral Agent.

(b)          Until the Discharge of Uncommitted Credit Agreement Obligations has occurred, the Committed Collateral Agent on behalf of itself and the Committed Credit Agreement Claimholders agrees that it shall not seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Uncommitted Credit Agreement Priority Collateral, without the prior written consent of the Uncommitted Collateral Agent.

6.3           Adequate Protection.

(a)          The Uncommitted Collateral Agent, on behalf of itself and the Uncommitted Credit Agreement Claimholders, agrees that none of them shall contest (or support any other Person contesting):

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(1)         any request by the Committed Collateral Agent or the Committed Credit Agreement Claimholders for adequate protection; or

(2)         any objection by the Committed Collateral Agent or the Committed Credit Agreement Claimholders to any motion, relief, action or proceeding based on the Committed Collateral Agent or the Committed Credit Agreement Claimholders claiming a lack of adequate protection.

(b)          The Committed Collateral Agent agrees that it shall not contest (or support any other Person contesting):

(1)         any request by the Uncommitted Collateral Agent or the Uncommitted Credit Agreement Claimholders for adequate protection; or

(2)         any objection by the Uncommitted Collateral Agent or the Uncommitted Credit Agreement Claimholders to any motion, relief, action or proceeding based on the Uncommitted Collateral Agent or the Uncommitted Credit Agreement Claimholders claiming a lack of adequate protection.

(c)          Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency or Liquidation Proceeding:

(1)         if the Committed Collateral Agent or the Committed Credit Agreement Claimholders (or any subset thereof) are granted adequate protection in the form of additional collateral (acquired by the Company post-petition) in connection with any Cash Collateral use in respect of the Committed Credit Agreement Priority Collateral or DIP Financing, then the Uncommitted Collateral Agent, on behalf of itself or any of the Uncommitted Credit Agreement Claimholders, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the Committed Credit Agreement Obligations and such Cash Collateral use or DIP Financing (and all Committed Credit Agreement Obligations relating thereto) on the same basis as the other Liens on Committed Credit Agreement Priority Collateral that secure the Uncommitted Credit Agreement Obligations are so subordinated to the Liens on Committed Credit Agreement Priority Collateral that secure Committed Credit Agreement Obligations under this Agreement; and

(2)         if the Uncommitted Collateral Agent or the Uncommitted Credit Agreement Claimholders (or any subset thereof) are granted adequate protection in the form of additional collateral (acquired by the Company post-petition) in connection with any Cash Collateral use in respect of the Uncommitted Credit Agreement Priority Collateral or DIP Financing, then the Committed Collateral Agent, on behalf of itself or any of the Committed Credit Agreement Claimholders, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the Uncommitted Credit Agreement Obligations and such Cash Collateral use or DIP Financing (and all Uncommitted Credit Agreement Obligations relating thereto) on the same basis as the other Liens on Uncommitted Credit Agreement Priority Collateral that secure the Committed Credit Agreement Obligations are so subordinated to the Liens on Uncommitted Credit Agreement Priority Collateral that secure Uncommitted Credit Agreement Obligations under this Agreement.

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6.4           No Waiver.

Subject to Sections 3.1(a), 3.1(d), 3.2(a) and 3.2(d), nothing contained herein shall prohibit or in any way limit the Committed Collateral Agent, any Committed Credit Agreement Claimholder, the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholder from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Committed Collateral Agent, any Committed Credit Agreement Claimholder, the Uncommitted Collateral Agent or any of the Uncommitted Credit Agreement Claimholders, including the seeking by the Committed Collateral Agent, any Committed Credit Agreement Claimholder, Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholders of adequate protection or the asserting by the Committed Collateral Agent, any Committed Credit Agreement Claimholder, Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholders of any of its rights and remedies under the Committed Loan Document, Uncommitted Loan Documents or otherwise.

6.5           Avoidance Issues.

If any Committed Credit Agreement Claimholder or any Uncommitted Credit Agreement Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company any amount paid in respect of Committed Credit Agreement Obligations or Uncommitted Credit Agreement Obligations, as applicable (a “Recovery”), then such Committed Credit Agreement Claimholders or Uncommitted Credit Agreement Claimholders, as applicable, shall be entitled to a reinstatement of Committed Credit Agreement Obligations or Uncommitted Credit Agreement Obligations, as applicable, to the extent of all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

6.6           Reorganization Securities.

If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of Committed Credit Agreement Obligations and on account of Uncommitted Credit Agreement Obligations, then, to the extent the debt obligations distributed on account of the Committed Credit Agreement Obligations and on account of the Uncommitted Credit Agreement Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

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6.7           Post-Petition Interest.

None of the Uncommitted Collateral Agent, any Uncommitted Credit Agreement Claimholder, the Committed Collateral Agent or any Lender shall oppose or seek to challenge any claim by the Committed Collateral Agent, any Committed Credit Agreement Claimholder, the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholder for allowance in any Insolvency or Liquidation Proceeding of Committed Credit Agreement Obligations or Uncommitted Credit Agreement Obligations consisting of post-petition interest, fees or expenses, without regard to the existence of the Lien of the Uncommitted Collateral Agent on behalf of the Uncommitted Credit Agreement Claimholders or the Lien of the Committed Collateral Agent on behalf of the Lenders, as applicable, on the applicable Priority Collateral.

6.8           Waiver.

The Uncommitted Collateral Agent, for itself and on behalf of the Uncommitted Credit Agreement Claimholders, and the Committed Collateral Agent, for itself and on behalf of the Committed Credit Agreement Claimholders, waives any claim it may hereafter have against any Committed Credit Agreement Claimholder or Uncommitted Credit Agreement Claimholder arising out of the election of any Committed Credit Agreement Claimholder or Uncommitted Credit Agreement Claimholder, as applicable, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Priority Collateral in any Insolvency or Liquidation Proceeding.

6.9           Separate Grants of Security and Separate Classification.

The Uncommitted Collateral Agent, for itself and on behalf of the Uncommitted Credit Agreement Claimholders, and the Committed Collateral Agent for itself and on behalf of the Committed Credit Agreement Claimholders, acknowledges and agrees that:

(a)          the grants of Liens in the Collateral pursuant to the Committed Credit Agreement Collateral Documents and the Uncommitted Credit Agreement Collateral Documents constitute two separate and distinct grants of Liens; and

(b)          because of, among other things, their differing rights in the Collateral, the Uncommitted Credit Agreement Obligations are fundamentally different from the Committed Credit Agreement Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding.

To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the Committed Credit Agreement Claimholders and the Uncommitted Credit Agreement Claimholders in respect of the Committed Credit Agreement Priority Collateral or the Uncommitted Credit Agreement Priority Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that, subject to Sections 2.1 and 4.1, all distributions shall be made as if there were separate classes of senior and junior secured claims against the Company in respect of such Collateral with the effect being that:

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(i) to the extent that the aggregate value of the Committed Credit Agreement Priority Collateral is sufficient (for this purpose ignoring all claims held by the Uncommitted Credit Agreement Claimholders), the Committed Credit Agreement Claimholders shall be entitled to receive (and the Uncommitted Collateral Agent and the Uncommitted Credit Agreement Claimholders shall not object to such entitlement), in addition to amounts otherwise distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, including any additional interest payable pursuant to the Committed Credit Agreement, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding before any distribution is made in respect of the claims held by the Uncommitted Credit Agreement Claimholders with respect to the Committed Credit Agreement Priority Collateral, with the Uncommitted Collateral Agent, for itself and on behalf of the Uncommitted Credit Agreement Claimholders, hereby acknowledging and agreeing to turn over to the Committed Collateral Agent, for itself and on behalf of the Committed Credit Agreement Claimholders, amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence (with respect to the payment of post-petition interest), even if such turnover has the effect of reducing the claim or recovery of the Uncommitted Credit Agreement Claimholders; and

(ii) to the extent that the aggregate value of the Uncommitted Credit Agreement Priority Collateral is sufficient (for this purpose ignoring all claims held by the Committed Credit Agreement Claimholders), the Uncommitted Credit Agreement Claimholders shall be entitled to receive (and the Committed Collateral Agent and the Committed Credit Agreement Claimholders shall not object to such entitlement), in addition to amounts otherwise distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, including any additional interest payable pursuant to the Uncommitted Credit Agreement, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding before any distribution is made in respect of the claims held by the Committed Credit Agreement Claimholders with respect to the Uncommitted Credit Agreement Priority Collateral, with the Committed Collateral Agent, for itself and on behalf of the Committed Credit Agreement Claimholders, hereby acknowledging and agreeing to turn over to the Uncommitted Collateral Agent, for itself and on behalf of the Uncommitted Credit Agreement Claimholders, amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence (with respect to the payment of post-petition interest), even if such turnover has the effect of reducing the claim or recovery of the Committed Credit Agreement Claimholders).

SECTION 7. Reliance; Waivers; Etc.

7.1           No Implied Duty.

The Uncommitted Collateral Agent and the Uncommitted Credit Agreement Claimholders shall have no duty to the Committed Collateral Agent or any of the Committed Credit Agreement Claimholders, and the Committed Collateral Agent and the Committed Credit Agreement Claimholders shall have no duty to the Uncommitted Collateral Agent or any of the Uncommitted Credit Agreement Claimholders, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company (including the Committed Loan Documents and the Uncommitted Loan Documents), regardless of any knowledge thereof which they may have or be charged with.

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7.2           No Waiver of Lien Priorities.

(a)          No right of the Committed Credit Agreement Claimholders, the Committed Collateral Agent, the Uncommitted Collateral Agent, the Uncommitted Credit Agreement Claimholders or any of them to enforce any provision of this Agreement or any Committed Loan Document or any Uncommitted Loan Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any Committed Credit Agreement Claimholder, the Committed Collateral Agent, the Uncommitted Collateral Agent, or any Uncommitted Credit Agreement Claimholder, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Committed Loan Documents or any of the Uncommitted Loan Documents, regardless of any knowledge thereof which the Committed Collateral Agent, the Committed Credit Agreement Claimholders, the Uncommitted Collateral Agent, the Uncommitted Credit Agreement Claimholders or any of them, may have or be otherwise charged with.

(b)          (i)          Without in any way limiting the generality of the Section 7.2(a) (but subject to the rights of the Company under the Committed Loan Documents), the Committed Credit Agreement Claimholders, the Committed Collateral Agent and any of them may, at any time and from time to time in accordance with the Committed Loan Documents and/or applicable law, without the consent of, or notice to, the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholders, without incurring any liabilities to the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholders and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholders is affected, impaired or extinguished thereby) do any one or more of the following:

(1)         Subject to Section 5.2(c), change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Committed Credit Agreement Obligations or any Lien on any Committed Credit Agreement Priority Collateral or guaranty thereof or any liability of the Company, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Committed Credit Agreement Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Committed Collateral Agent or any of the Committed Credit Agreement Claimholders, the Committed Credit Agreement Obligations or any of the Committed Loan Documents;

(2)         sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Committed Credit Agreement Priority Collateral or any liability of the Company to the Committed Credit Agreement Claimholders or the Committed Collateral Agent, or any liability incurred directly or indirectly in respect thereof;

(3)         settle or compromise any Committed Credit Agreement Obligation or any other liability of the Company or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Committed Credit Agreement Obligations) in any manner or order; and

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(4)         exercise or delay in or refrain from exercising any right or remedy against the Company or any security or any other Person, elect any remedy and otherwise deal freely with the Company or any Committed Credit Agreement Priority Collateral and any security and any guarantor or any liability of the Company to the Committed Credit Agreement Claimholders or any liability incurred directly or indirectly in respect thereof.

(ii)         Without in any way limiting the generality of the Section 7.2(a) (but subject to the rights of the Company under the Uncommitted Loan Documents), the Uncommitted Credit Agreement Claimholders, the Uncommitted Collateral Agent and any of them may, at any time and from time to time in accordance with the Uncommitted Loan Documents and/or applicable law, without the consent of, or notice to, the Committed Collateral Agent or any Committed Credit Agreement Claimholders, without incurring any liabilities to the Committed Collateral Agent or any Committed Credit Agreement Claimholders and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Committed Collateral Agent or any of the Committed Credit Agreement Claimholders is affected, impaired or extinguished thereby) do any one or more of the following:

(1)         subject to Section 5.2(b), change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Uncommitted Credit Agreement Obligations or any Lien on any Uncommitted Credit Agreement Priority Collateral or guaranty thereof or any liability of the Company, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Uncommitted Credit Agreement Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Uncommitted Collateral Agent or any of the Uncommitted Credit Agreement Claimholders, the Uncommitted Credit Agreement Obligations or any of the Uncommitted Loan Documents;

(2)         sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Uncommitted Credit Agreement Priority Collateral or any liability of the Company to the Uncommitted Collateral Agent or any of the Uncommitted Credit Agreement Claimholders, or any liability incurred directly or indirectly in respect thereof;

(3)         settle or compromise any Uncommitted Credit Agreement Obligation or any other liability of the Company or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Uncommitted Credit Agreement Obligations) in any manner or order; and

(4)         exercise or delay in or refrain from exercising any right or remedy against the Company or any security or any other Person, elect any remedy and otherwise deal freely with the Company or any Uncommitted Credit Agreement Priority Collateral and any security and any guarantor or any liability of the Company to the Uncommitted Credit Agreement Claimholders or any liability incurred directly or indirectly in respect thereof.

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(c)          (i)          Except as otherwise provided herein, the Uncommitted Collateral Agent, on behalf of itself and the Uncommitted Credit Agreement Claimholders, also agrees that the Committed Credit Agreement Claimholders and the Committed Collateral Agent shall have no liability to the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholder, and the Uncommitted Collateral Agent, on behalf of itself and the Uncommitted Credit Agreement Claimholders, hereby waives any claim against any Committed Credit Agreement Claimholder or the Committed Collateral Agent, arising out of any and all actions which the Committed Credit Agreement Claimholders or the Committed Collateral Agent may take or permit or omit to take with respect to:

(1)         the Committed Loan Documents (other than this Agreement);

(2)         the collection of the Committed Credit Agreement Obligations; or

(3)         the foreclosure upon, or sale, liquidation or other disposition of, any Committed Credit Agreement Priority Collateral. The Uncommitted Collateral Agent, on behalf of itself and the Uncommitted Credit Agreement Claimholders, agrees that the Committed Credit Agreement Claimholders and the Committed Collateral Agent have no duty to them in respect of the maintenance or preservation of the Committed Credit Agreement Priority Collateral, the Committed Credit Agreement Obligations or otherwise.

(ii)         Except as otherwise provided herein and in the Committed Credit Agreement, the Committed Collateral Agent, on behalf of itself and the Committed Credit Agreement Claimholders, also agrees that the Uncommitted Credit Agreement Claimholders and the Uncommitted Collateral Agent shall have no liability to the Committed Collateral Agent or any Committed Credit Agreement Claimholders, and the Committed Collateral Agent, on behalf of itself and the Committed Credit Agreement Claimholders, hereby waives (subject to the terms of the Credit Agreement) any claim against any Uncommitted Credit Agreement Claimholder or the Uncommitted Collateral Agent, arising out of any and all actions which the Uncommitted Credit Agreement Claimholders or the Uncommitted Collateral Agent may take or permit or omit to take with respect to:

(1)         the Uncommitted Loan Documents (other than this Agreement);

(2)         the collection of the Uncommitted Credit Agreement Obligations; or

(3)         the foreclosure upon, or sale, liquidation or other disposition of, any Uncommitted Credit Agreement Priority Collateral. The Committed Collateral Agent, on behalf of itself and the Committed Credit Agreement Claimholders, agrees that the Uncommitted Credit Agreement Claimholders and the Uncommitted Collateral Agent have no duty to them in respect of the maintenance or preservation of the Uncommitted Credit Agreement Priority Collateral, the Uncommitted Credit Agreement Obligations or otherwise.

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(d)          Until the Discharge of Committed Credit Agreement Obligations, the Uncommitted Collateral Agent, on behalf of itself and the Uncommitted Credit Agreement Claimholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Committed Credit Agreement Priority Collateral or any other similar rights a junior secured creditor may have in respect of the Committed Credit Agreement Priority Collateral under applicable law. Until the Discharge of Uncommitted Credit Agreement Obligations, the Committed Collateral Agent, on behalf of itself and the Committed Credit Agreement Claimholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Uncommitted Credit Agreement Priority Collateral or any other similar rights a junior secured creditor may have in respect of the Uncommitted Credit Agreement Priority Collateral under applicable law.

7.3           Obligations Unconditional.

All rights, interests, agreements and obligations of the Committed Collateral Agent and the Committed Credit Agreement Claimholders and the Uncommitted Collateral Agent and the Uncommitted Credit Agreement Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:

(a)          any lack of validity or enforceability of any Committed Loan Documents or any Uncommitted Loan Documents;

(b)          except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the Committed Credit Agreement Obligations or Uncommitted Credit Agreement Obligations, or any permitted amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Committed Loan Document or any Uncommitted Loan Document;

(c)          except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Committed Credit Agreement Obligations or Uncommitted Credit Agreement Obligations or any guaranty thereof;

(d)          the commencement of any Insolvency or Liquidation Proceeding in respect of the Company; or

(e)          any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Company in respect of the Committed Collateral Agent, the Committed Credit Agreement Obligations, any Committed Credit Agreement Claimholder, the Uncommitted Collateral Agent, the Uncommitted Credit Agreement Obligations or any Uncommitted Credit Agreement Claimholder in respect of this Agreement.

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SECTION 8. Miscellaneous.

8.1           Conflicts.

In the event of any conflict between the provisions of this Agreement and the provisions of the Committed Loan Documents or the Uncommitted Loan Documents, the provisions of this Agreement shall govern and control.

8.2           Effectiveness; Continuing Nature of this Agreement; Severability.

This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination and the Committed Credit Agreement Claimholders and the Uncommitted Credit Agreement Claimholders may continue, at any time and without notice to the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholder or to the Committed Collateral Agent or any Committed Credit Agreement Claimholder, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company constituting Committed Credit Agreement Obligations or Uncommitted Credit Agreement Obligations in reliance hereof. The Uncommitted Collateral Agent, on behalf of itself and the Uncommitted Credit Agreement Claimholders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The Committed Collateral Agent, on behalf of itself and the Committed Credit Agreement Claimholders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to the Company shall include the Company as debtor and debtor-in-possession and any receiver or trustee for the Company in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect:

(a)          with respect to the Committed Collateral Agent, the Committed Credit Agreement Claimholders and the Committed Credit Agreement Obligations, on the date of Discharge of Committed Credit Agreement Obligations, subject to the rights of the Committed Credit Agreement Claimholders under Section 6.5; and

(b)          with respect to the Uncommitted Collateral Agent, the Uncommitted Credit Agreement Claimholders and the Uncommitted Credit Agreement Obligations, on the date of Discharge of Uncommitted Credit Agreement Obligations, subject to the rights of the Uncommitted Credit Agreement Claimholders under Section 6.5.

8.3           Amendments; Waivers.

No amendment, modification or waiver of any of the provisions of this Agreement by the Uncommitted Collateral Agent or the Committed Collateral Agent shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, the Company shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its rights are directly affected (which includes, but is not limited to any amendment to the Company’s ability to cause additional obligations to constitute Committed Credit Agreement Obligations or Uncommitted Credit Agreement Obligations).

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8.4           Information Concerning Financial Condition of the Company.

The Committed Collateral Agent and the Committed Credit Agreement Claimholders, on the one hand, and the Uncommitted Credit Agreement Claimholders and the Uncommitted Collateral Agent, on the other hand, shall each be responsible for keeping themselves informed of (i) the financial condition of the Company and all endorsers and/or guarantors of the Committed Credit Agreement Obligations or the Uncommitted Credit Agreement Obligations and (ii) all other circumstances bearing upon the risk of nonpayment of the Committed Credit Agreement Obligations or the Uncommitted Credit Agreement Obligations. The Committed Collateral Agent and the Committed Credit Agreement Claimholders shall have no duty to advise the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholder of information known to it or them regarding such condition or any such circumstances or otherwise, and the Uncommitted Collateral Agent and the Uncommitted Credit Agreement Claimholders shall have no duty to advise the Committed Collateral Agent or any Committed Credit Agreement Claimholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that (x) the Committed Collateral Agent or any of the Committed Credit Agreement Claimholders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholder, or (y) the Uncommitted Collateral Agent or any Uncommitted Credit Agreement Claimholder, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Committed Collateral Agent or any of the Committed Credit Agreement Claimholders, it or they shall be under no obligation:

(a)          to make, and such party hereto shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;

(b)          to provide any additional information or to provide any such information on any subsequent occasion;

(c)          to undertake any investigation; or

(d)          to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

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8.5           Subrogation.

(a)          With respect to the value of any payments or distributions in cash, property or other assets that the Uncommitted Collateral Agent pays over to the Committed Collateral Agent or the Committed Credit Agreement Claimholders under the terms of this Agreement, the Uncommitted Credit Agreement Claimholders and the Uncommitted Collateral Agent shall be subrogated to the rights of the Committed Collateral Agent and the Committed Credit Agreement Claimholders; provided that the Uncommitted Collateral Agent, on behalf of itself and the Uncommitted Credit Agreement Claimholders, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Committed Credit Agreement Obligations has occurred. The Company acknowledges and agrees that the value of any payments or distributions in cash, property or other assets received by the Uncommitted Collateral Agent or the Uncommitted Credit Agreement Claimholders that are paid over to the Committed Collateral Agent or the Committed Credit Agreement Claimholders pursuant to this Agreement shall not reduce any of the Uncommitted Credit Agreement Obligations.

(b)          With respect to the value of any payments or distributions in cash, property or other assets that the Committed Collateral Agent pays over to the Uncommitted Collateral Agent or the Uncommitted Credit Agreement Claimholders under the terms of this Agreement, the Committed Credit Agreement Claimholders and the Committed Collateral Agent shall be subrogated to the rights of the Uncommitted Collateral Agent and the Uncommitted Credit Agreement Claimholders; provided that the Committed Collateral Agent, on behalf of itself and the Committed Credit Agreement Claimholders, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Uncommitted Credit Agreement Obligations has occurred. The Company acknowledges and agrees that the value of any payments or distributions in cash, property or other assets received by the Committed Collateral Agent or the Committed Credit Agreement Claimholders that are paid over to the Uncommitted Collateral Agent or the Uncommitted Credit Agreement Claimholders pursuant to this Agreement shall not reduce any of the Committed Credit Agreement Obligations.

8.6           Application of Payments.

(a)          Subject to the terms of the Committed Loan Documents, all payments received by the Committed Collateral Agent or the Committed Credit Agreement Claimholders may be applied, reversed and reapplied, in whole or in part, to such part of the Committed Credit Agreement Obligations provided for in the Committed Loan Documents. The Uncommitted Collateral Agent, on behalf of itself and the Uncommitted Credit Agreement Claimholders, assents to any extension or postponement of the time of payment of the Committed Credit Agreement Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the Committed Credit Agreement Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

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(b)          Subject to the terms of the Uncommitted Loan Documents, all payments received by the Uncommitted Collateral Agent or the Uncommitted Credit Agreement Claimholders may be applied, reversed and reapplied, in whole or in part, to such part of the Uncommitted Credit Agreement Obligations provided for in the Uncommitted Loan Documents. The Committed Collateral Agent, on behalf of itself and the Committed Credit Agreement Claimholders, assents to any extension or postponement of the time of payment of the Uncommitted Credit Agreement Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the Uncommitted Credit Agreement Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

8.7           SUBMISSION TO JURISDICTION; WAIVERS.

(a)          ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY:

(1)         ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

(2)         WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; AND

(3)         AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY ANY MANNER PERMITTED BY APPLICABLE LAW.

(b)          EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE; MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 8.7(b) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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(c)          EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER COMMITTED LOAN DOCUMENT OR UNCOMMITTED LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO.

8.8           Notices.

All notices to the Uncommitted Credit Agreement Claimholders and the Committed Credit Agreement Claimholders permitted or required under this Agreement shall also be sent to the Uncommitted Collateral Agent and the Committed Collateral Agent, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served, or sent by facsimile transmission or United States mail (certified, return-receipt) or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of facsimile transmission, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth on Annex I hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

8.9           Further Assurances.

The Committed Collateral Agent, on behalf of itself and the Committed Credit Agreement Claimholders under the Committed Loan Documents, and the Uncommitted Collateral Agent, on behalf of itself and the Uncommitted Credit Agreement Claimholders under the Uncommitted Loan Documents, and the Company, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the Committed Collateral Agent or the Uncommitted Collateral Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

8.10         APPLICABLE LAW.

THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO NEW YORK CONFLICTS OF LAWS PRINCIPLES.

8.11         Binding on Successors and Assigns.

This Agreement shall be binding upon the Committed Collateral Agent, the Committed Credit Agreement Claimholders, the Uncommitted Collateral Agent, the Uncommitted Credit Agreement Claimholders and their respective successors and assigns.

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8.12         Specific Performance.

Each of the Committed Collateral Agent and the Uncommitted Collateral Agent may demand specific performance of this Agreement. The Committed Collateral Agent, on behalf of itself and the Committed Credit Agreement Claimholders under the Committed Loan Documents, and the Uncommitted Collateral Agent, on behalf of itself and the Uncommitted Credit Agreement Claimholders under the Uncommitted Loan Documents, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action in respect of this Agreement which may be brought by the Committed Collateral Agent or the Committed Credit Agreement Claimholders or the Uncommitted Collateral Agent or the Uncommitted Credit Agreement Claimholders, as the case may be.

8.13         Headings.

Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

8.14         Counterparts.

This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

8.15         Authorization.

By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

8.16         No Third Party Beneficiaries.

This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the Committed Credit Agreement Claimholders and the Uncommitted Credit Agreement Claimholders. Other than as expressly set forth in this Agreement, nothing in this Agreement shall impair, as between the Company and the Committed Collateral Agent and the Committed Credit Agreement Claimholders, or as between the Company and the Uncommitted Collateral Agent and the Uncommitted Credit Agreement Claimholders, (a) the obligations of the Company and to pay principal, interest, fees and other amounts as provided in the Committed Loan Documents and the Uncommitted Loan Documents, respectively and (b) the rights of the Company under the Committed Loan Documents and the Uncommitted Loan Documents, respectively.

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8.17         Provisions Solely to Define Relative Rights.

The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Committed Collateral Agent and the Committed Credit Agreement Claimholders on the one hand and the Uncommitted Collateral Agent and the Uncommitted Credit Agreement Claimholders on the other hand. None of the Company or any other creditor thereof shall have any rights hereunder and the Company may not rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Company, which are absolute and unconditional, to pay the Committed Credit Agreement Obligations and the Uncommitted Credit Agreement Obligations as and when the same shall become due and payable in accordance with their terms.

8.18         Company Acknowledgment.

The Company hereby agrees to and acknowledges its obligations under Sections 2.3(a)(ii), 2.3(a)(iv), 2.3(b)(ii), 2.3(b)(iv) and 5.2 and agrees that it shall have no right to consent to or approve of any amendment, supplement or modification of or to this Agreement, other than in respect of any such amendment, supplement or modification (a) to Section 2.3 or this Section 8.18 or (b) that changes or increases its obligations under this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.

Committed Collateral Agent:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH,
as Committed Collateral Agent

By:	/s/ Chan K. Park
	Name:	Chan K. Park
	Title:	Managing Director

By:	/s/ Xander Willemsen
	Name:	Xander Willemsen
	Title:	Executive Director

Uncommitted Collateral Agent:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as Uncommitted Collateral Agent

By:	/s/ Chan K. Park
	Name:	Chan K. Park
	Title:	Managing Director

By:	/s/ Xander Willemsen
	Name:	Xander Willemsen
	Title:	Executive Director

ACCEPTED AND AGREED TO, SOLELY IN
RESPECT OF SECTIONS 2.3(a)(ii), 2.3(a)(iv),
2.3(b)(ii), 2.3(b)(iv), 5.2 and 8.18:

EMPIRE RESOURCES, INC.

By:	/s/ Sandra Kahn
Name: Sandra R. Kahn
Title: Vice President

S-1

Annex I

Notices

Committed Collateral Agent

Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A.,
“Rabobank Nederland”, New York Branch

c/o Rabo Support Services, Inc.

10 Exchange Place

Jersey City, New Jersey 07302

Attention: Corporate Bank Services, Sui Price

Fax No.: 914-304-9327

Uncommitted Collateral Agent

Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A.,
“Rabobank Nederland”, New York Branch

c/o Rabo Support Services, Inc.

10 Exchange Place

Jersey City, New Jersey 07302

Attention: Corporate Bank Services, Sui Price

Fax No.: 914-304-9327

The Company

Empire Resources, Inc.

One Parker Plaza

Fort Lee, New Jersey 07024

Attention: Sandra R. Kahn

Fax: 201-944-2226